Supplement dated December 9, 2025 to the
Prospectus for your Variable Annuity
Issued by

AMERICAN MATURITY LIFE INSURANCE COMPANY

This supplement contains information about changes to your annuity contract (“Contract”) issued by American Maturity Life Insurance Company.

Investment Option Update
This Supplement is to inform you that there is a change to a variable investment option that is available in your Contract. You may not have funds invested in the Portfolio being referenced below, but you are receiving this Supplement because the Portfolio is available in your Contract.

BNY Mellon Variable Investment Fund, Opportunistic Small Cap Portfolio - Initial Shares – Portfolio Name Change:

Effective on or about December 31, 2025 (“Effective Date”), all references to the Portfolio will be changed as follows:

Portfolio Current Name	Portfolio Revised Name
BNY Mellon Variable Investment Fund, Opportunistic Small Cap Portfolio - Initial Shares	BNY Mellon Variable Investment Fund, Small Cap Portfolio - Initial Shares

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

If you have any questions or would like another copy of the current Portfolio Prospectus, please call us at 1-800-457-7617.

Please keep this notice together with your prospectus for future reference.
No other action is required of you.

AMLSUP2